SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


               -------------------------------------------------



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               -------------------------------------------------


      Date of Report (Date of earliest event reported):  January 7, 1997





                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                  33-90998-01              59-3295394
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574






ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
------
              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------
         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of January 8, 1997, CNL XVIII had received subscription proceeds of $9,184,108 (918,411 Units) from 427 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From December 31, 1996 through January 8, 1997, CNL XVIII acquired three Properties. The Properties are three Jack in the Box Properties (one in each of Echo Park, California; Henderson, Nevada; and Centerville, Texas).

         In connection with the purchase of each of these three Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease.

         For each of these three Properties that is to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

               -------------------------------------------------

         The following table sets forth the location of the three Properties acquired by CNL XVIII from December 31, 1996 through January 8, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                            PROPERTY ACQUISITIONS
                               From December 31, 1996 through January 8, 1997


                                                        Lease Expira-
Property Location and          Purchase       Date         tion and        Minimum                            Option
Competition                    Price (1)   Acquired   Renewal Options   Annual Rent (2)  Percentage Rent   To Purchase
---------------------        ------------  --------   ---------------   ---------------  ---------------   -----------
JACK IN THE BOX (6)          $1,258,223    01/07/97   01/2015; four     $128,968 (5);    for each lease    None
(the "Echo Park Property")   (excluding               five-year         increases by 8%  year, (i) 5% of
Restaurant to be             closing                  renewal options   after the fifth  annual gross
constructed                  costs)                                     lease year and   sales minus
                             (3)(5)                                     after every      (ii) the
The Echo Park Property is                                               five years       minimum annual
located on the northeast                                                thereafter       rent for such
corner of Effie Street and                                              during the       lease year (4)
Glendale Boulevard, in Los                                              lease term
Angeles, Los Angeles
County, California, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Echo Park
Property include a KFC and
a McDonald's.

JACK IN THE BOX (6)          $1,067,175    01/07/97   01/2015; four     $109,385 (5);    for each lease    None
(the "Henderson Property")   (excluding               five-year         increases by 8%  year, (i) 5% of
Restaurant to be             closing                  renewal options   after the fifth  annual gross
constructed                  costs)                                     lease year and   sales minus
                             (3)(5)                                     after every      (ii) the
The Henderson Property is                                               five years       minimum annual
located within the eastern                                              thereafter       rent for such
quadrant of the                                                         during the       lease year (4)
intersection of South                                                   lease term
Boulder Highway and Texas
Avenue, in Henderson, Clark
County, Nevada, in an area
of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Henderson
Property include an Arby's,
a Domino's Pizza, a KFC, a
McDonald's, a Pizza Hut, a
Sizzler, a Sonic Drive-In,
a Taco Bell, and several
local restaurants.

JACK IN THE BOX (6)          $759,658      01/08/97   01/2015; four     $77,865 (5);     for each lease    None
(the "Centerville            (excluding               five-year         increases by 8%  year, (i) 5% of
Property")                   closing                  renewal options   after the fifth  annual gross
Restaurant to be             costs)                                     lease year and   sales minus
constructed                  (3)(5)                                     after every      (ii) the
                                                                        five years       minimum annual
The Centerville Property is                                             thereafter       rent for such
located within the                                                      during the       lease year (4)
northwest quadrant of the                                               lease term
intersection of Highway 45
and State Highway 7, in
Centerville, Leon County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the
Centerville Property
include a Dairy Queen and
several local restaurants.




FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction Properties, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Echo Park Property        $655,000
      Henderson Property         605,000
      Centerville Property       540,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to CNL XVIII (including the purchase price of the land, (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                                      Estimated Final
      Property            Estimated Maximum Cost      Completion Date
      --------            ----------------------      ---------------

      Echo Park Property       $1,258,223             July 6, 1997
      Henderson Property        1,067,175             July 6, 1997
      Centerville Property        759,658             July 7, 1997

(4) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(5) CNL XVIII paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(6) The lessee of the Echo Park, Henderson and Centerville Properties is the same unaffiliated lessee.




                    PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                          CNL INCOME FUND XVIII, LTD.
  GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM DECEMBER 31, 1996
                            THROUGH JANUARY 8, 1997
                       FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVIII from December 31, 1996 through January 8, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.



                             Jack in the Box        Jack in the Box          Jack in the Box
                           Echo Park, CA (5)(6)   Henderson, NV (5)(6)   Centerville, TX (5)(6)    Total
                           --------------------   --------------------   ----------------------  --------
Pro Forma Estimate of
  Taxable Income:

Base Rent (1)                    $128,968               $109,385                $ 77,865         $316,218

Management Fees (2)                (1,290)                (1,094)                   (779)          (3,163)

General and Admini-
  strative Expenses (3)            (6,448)                (5,469)                 (3,893)         (15,810)
                                 --------               --------                --------         --------

Estimated Cash Available
  from Operations                 121,230                102,822                  73,193          297,245

Depreciation Expense (4)          (16,377)               (15,115)                (13,489)         (44,981)
                                 --------               --------                --------         --------

Pro Forma Estimate of
  Taxable Income of
  CNL XVIII                      $104,853               $ 87,707                $ 59,704         $252,264
                                 ========               ========                ========         ========


                                                See Footnotes




FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Echo Park Property         July 6, 1997
      Henderson Property         July 6, 1997
      Centerville Property       July 7, 1997

(6) The lessee of the Echo Park, Henderson and Centerville Properties is the same unaffiliated lessee.






ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
------
            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------
            Not applicable.

ITEM 5.     OTHER EVENTS.
------
            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.
------
            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------      EXHIBITS.




                    INDEX TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------


                                                                       Page
                                                                       ----
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of September 30, 1996                    10

   Notes to Pro Forma Balance Sheet as of September 30, 1996           11







                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) the subscriptions for 60,676 units ($606,760) of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, which had been received and were being held in escrow as of September 30, 1996, (ii) the receipt of $8,577,348 in gross offering proceeds from the sale of 857,735 additional Units during the period October 1, 1996 through January 8, 1997, and the release of the $606,760 previously held in escrow as of September 30, 1996, and (iii) the application of such funds to purchase five properties, four of which are under construction, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of September 30, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on September 30, 1996.

      No Pro Forma Statement of Income is presented due to the facts that (i) CNL XVIII did not commence operations until October 12, 1996 (the date following when CNL XVIII received its minimum offering proceeds and the funds were released from escrow) and (ii) the properties owned by CNL XVIII as of January 8, 1997, did not have previous rental histories.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of the CNL XVIII's financial results or conditions in the future.






                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1996


                                                    Pro Forma
          ASSETS                    Historical     Adjustments     Pro Forma
                                    ----------    --------------   ----------

Land and building on
  operating leases                  $       -     $5,821,901 (a)   $5,821,901
Cash and cash equivalents                  730     1,962,544 (a)    1,963,274
Organization costs                      10,000                         10,000
Deferred syndication costs             504,079      (504,079)(b)           -
Other assets                            27,324        86,569 (a)      113,893
                                    ----------    ----------       ----------

                                    $  542,133    $7,366,935       $7,909,068
                                    ==========    ==========       ==========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                    $    8,505    $   (8,505)(a)   $       -
Due to related parties                 532,628      (532,628)(a)           -
                                    ----------    ----------       ----------
    Total liabilities                  541,133      (541,133)              -

Partners' capital                        1,000     8,412,147 (a)
                                                    (504,079)(b)    7,909,068
                                    ----------    ----------       ----------

                                    $  542,133    $7,366,935       $7,909,068
                                    ==========    ==========       ==========


         See accompanying notes to unaudited pro forma balance sheet.







                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                  NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1996


Pro Forma Balance Sheet:
-----------------------

(a) Represents gross proceeds of $8,577,348 from the sale of 857,735 Units during the period October 1, 1996 through January 8, 1997, and the release of $606,760 held in escrow as of September 30, 1996, used (i) to acquire five properties for $5,522,489, (ii) to pay acquisition fees of $413,285, ($27,304 of which was accrued as due to related parties at September 30, 1996, $299,412 of which was allocated to the five properties acquired and $86,569 of which was classified as other assets and will be allocated to future properties) and (iii) to pay selling commissions and offering expenses (syndication costs) of $1,275,790 which have been netted against partners' capital, and organization costs of $10,000 (a total of $513,829 of which had been incurred as of September 30, 1996) leaving $1,962,544 in additional cash and cash equivalents available for future investment.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:

                                     Estimated     Acquisition
                                  purchase price       fees
                                    (including      allocated
                                  closing costs)   to property     Total
                                  --------------   -----------   ----------

            Golden Corral in
              Houston, TX             $1,565,433    $   84,872   $1,650,305
            Burger King in
              Kinston, NC                875,000        47,440      922,440
            Jack in the Box
              in Echo Park, CA         1,257,223        68,163    1,325,386
            Jack in the Box
              in Henderson-
              ville, NV                1,066,175        57,805    1,123,980
            Jack in the Box
              in Centerville, TX         758,658        41,132      799,790
                                      ----------    ----------   ----------

                                      $5,522,489    $  299,412   $5,821,901
                                      ==========    ==========   ==========


(b) Represents reclassification of deferred syndication costs totalling $504,079 at September 30, 1996, to syndication costs which have been netted against partners' capital.





ITEM 8.     CHANGE IN FISCAL YEAR.
------
            Not applicable.



                                   EXHIBITS

                                     None.






                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                    CNL INCOME FUND XVIII, LTD.


Dated:  January 20, 1997            By:    /s/ Robert A. Bourne
                                          ------------------------------
                                          ROBERT A. BOURNE, General Partner